Exhibit 10.3


                   LLC INTEREST AND WARRANT PURCHASE AGREEMENT

                  THIS LLC INTEREST AND WARRANT PURCHASE AGREEMENT, dated as of October 16, 2000 (this "Agreement"), is made by and among Zecal Technology, LLC, a Delaware limited liability company ("LLC"), HTI Z Corp. (f/k/a Zecal Corp.), a Delaware corporation ("HTI") and LZ Partners, LLC, a Delaware limited liability company ("LZ"). HTI and LZ are referred to herein collectively as the "Purchasers" and individually as a "Purchaser." Except as otherwise indicated, capitalized terms used herein are defined in Section 6 hereof.

                  Subject to the terms and conditions set forth herein, LLC desires to sell, and LZ and HTI desire to purchase, certain securities and warrants of LLC.

                  The parties hereto agree as follows:

                  Section 1.        Authorization; Purchase and Sale.
                                    --------------------------------

                  1A. On or before the date hereof, LLC will have authorized (i) the sale to LZ of (a) Preferred Company Interests representing, immediately following the consummation of the transactions contemplated hereunder, approximately 24.7% of the entire Company Interest of LLC (the "LZ Preferred Company Interests") and (b) Warrants, substantially in the form of Appendix A hereof, to purchase $3,000,000 of Preferred Company Interests (the "First Warrant" and, together with the LZ Preferred Company Interests, the "LZ Equity"), for the aggregate purchase price of $3,000,000; and (ii) the sale to HTI of Preferred Company Interests representing, immediately following the consummation of the transactions contemplated hereunder, approximately 9.3% of the entire Company Interest of LLC (the "HTI Preferred Company Interests" and, together with the LZ Equity, the "Securities") for the aggregate purchase price of $1,125,000.

                  1B. LLC agrees to sell and, subject to the terms and conditions set forth herein, each of the Purchasers agrees, severally but not jointly, to purchase (i) in the case of LZ, the LZ Equity and (ii) in the case of HTI, the HTI Preferred Company Interests, in each case at the aggregate purchase price set forth in Section 1A hereof.

                  1C. At the Closing (as defined in Section 2A below), the Purchasers shall pay the purchase price set forth in Section 1A by certified check or wire transfer of immediately available funds and (i) with respect to the LZ Preferred Company Interests and HTI Preferred Company Interests, LLC will register upon its books the purchase of such Preferred Company Interests by the Purchasers and (ii) with respect to the First Warrant, LLC will deliver to LZ the First Warrant executed by a duly authorized officer of LLC.

                  Section 2.        Closing of the Transactions.
                                    ---------------------------

                  2A.      The Closing.  The closing of the sale and purchase of
                           -----------
the Securities (the "Closing") will occur at a place mutually agreeable to Purchasers and LLC at 10:00 a.m., Chicago time, as of the date hereof (the "Closing Date").

                  Section 3.        Restrictions on Transfers.
                                    -------------------------

                  3A. Restrictions. THE TRANSFER OF ANY INTEREST IN LLC IS SUBJECT TO THE CONDITIONS AND RESTRICTIONS ON TRANSFER CONTAINED IN THE LLC AGREEMENT AND THE MEMBERS AGREEMENT, WHICH RESTRICTIONS ARE INCORPORATED HEREIN BY REFERENCE.

                  Section 4.        Representations and Warranties of LLC.
                                    --------------------------------------
LLC hereby represents and warrants to each Purchaser that as of the Closing:

                  4A. Organization, etc. LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. LLC possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                  4B. Authorization; No Breach. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which LLC is a party have been duly authorized by LLC and no other limited liability company act or proceeding on the part of LLC, its board or members is necessary to authorize the execution, delivery or performance by LLC of this Agreement or any other agreement contemplated hereby to which it is a party or the consummation of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by LLC and this Agreement constitutes a valid and binding obligation of LLC, enforceable in accordance with its terms. The execution and delivery by LLC of this Agreement and the fulfillment of and compliance with the terms hereof by LLC does not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the giving of notice, the passage of time or both), (iii) result in the creation of any lien upon LLC's assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other
action  by  or  notice  or  declaration   to,  or  filing  with,  any  court  or
administrative or governmental body or agency pursuant to, the organizational documents of LLC, or any law, statute, rule or regulation to which LLC is subject, or any agreement, instrument, order, judgment or decree to which LLC is subject.

                  4C.      No Registration.  Assuming the truth and accuracy of
                           ---------------
the representations set forth in Section 5 hereof, the offer and sale of the Securities pursuant to the terms hereof are not required to be registered under the Securities Act or any state securities laws.

                  4D.      Capitalization.  Immediately following the
                           --------------
consummation of the transactions contemplated hereunder, the capitalization of LLC shall be as set forth in Schedule 4D hereof.

                  Section 5.        Purchasers' Representations and Warranties.
                                    ------------------------------------------

                  5A. Purchasers' Investment Representations. Each Purchaser hereby represents, severally but not jointly, that it is acquiring the Securities purchased by it hereunder for its own account and that it has no present intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent such Purchaser and the subsequent holders of Securities from transferring such securities in compliance with the provisions of any law or contract applicable to such Purchaser or holders, as applicable.

                  5B.        Other Representations and Warranties of Purchasers.
                             ---------------------------------------------------
Each Purchaser hereby represents and warrants, severally but not jointly, to LLC that:

                  (i) Such Purchaser (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial experience of those retained by it to advise it with respect to its investment in the Securities being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

                  (ii) (a) Such Purchaser has the requisite power and authority to purchase the Securities to be purchased by it hereunder and has authorized the purchase of such securities, (b) this Agreement and the purchase of the Securities hereunder constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, and (c) the execution and delivery by such Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by such Purchaser does not and shall not (1) conflict with or result in a breach of the terms, conditions or provisions of, (2) constitute a default under (whether with or without the giving of notice, the passage of time or both), (3) result in the creation of any lien upon such Purchaser's assets pursuant to, (4) give any third party the right to modify, terminate or accelerate any obligation under, (5) result in a violation of or (6) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the organizational documents of such Purchaser, or any law, statute, rule or regulation to which such Purchaser is subject, or any agreement, instrument, order, judgment or decree to which such Purchaser is subject.

                  Section 6.        Definitions.
                                    -----------

                  "Company Interest" is defined in the LLC Agreement.

                  "LLC Agreement" means that certain Limited Liability Company Agreement, dated as of May 5, 2000, among the members of LLC listed therein.

                  "Members Agreement" means that certain Members Agreement, dated as of May 5, 2000, among LLC and the members of LLC listed therein.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Preferred Company Interests" is defined in the LLC Agreement.





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




                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  Section 7.        Miscellaneous.
                                    -------------

                  7A. Remedies. The holders of Securities acquired hereunder (directly or indirectly) will have all of the rights and remedies set forth in this Agreement, the LLC Agreement and the Members Agreement, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

                  7B. Additional LZ Investment. Each of the parties hereto agrees and acknowledges that at any time on or before December 31, 2000, LZ shall have the right (but not the obligation) to purchase an additional $375,000 of Preferred Company Interests of LLC (the "LZ Investment Option"). In the event LZ exercises the LZ Investment Option, LZ shall receive Warrants, substantially in the form of Appendix B hereof, to purchase $750,000 of Preferred Company Interests (the "Second Warrant"). Notwithstanding anything to the contrary contained herein or in the Members Agreement, the exercise of the LZ Investment Option shall not entitle HTI to purchase any additional Company Interests of LLC.

                  7C.      Limited Waiver of Members Agreement Provisions.
                           -----------------------------------------------
Each of the Purchasers agrees and acknowledges that:

                  (i) notwithstanding the provisions of Section 11(a) of the Members Agreement which permit each Member (as defined in the Members Agreement) to provide all, but not less than all, of such Member's pro rata share of any additional financing of LLC, HTI is providing $1,125,000 of the $4,500,000 of additional financing called for in that certain Call Notice, dated September 25, 2000 (the "Call Notice");

                  (ii) notwithstanding the provisions of Section 11(c) of the Members Agreement which would entitle LZ to warrants for $9,000,000 of Preferred Company Interests because HTI declined to provide all of its pro rata share of additional financing called for in the Call Notice, LZ has consented to receive warrants for $3,000,000 of Preferred Company Interests (i.e., the First Warrant); and

                  (iii) each of the waivers of the aforementioned provisions of the Members Agreement set forth in Section 7C(i) and (ii) hereof represent a limited, one-time, and specific waiver of such provisions and shall in no way be deemed to otherwise modify the terms and conditions of the Members Agreement except with respect to the limited waivers described above.

                  7D.      Amendments and Waivers.  Except as otherwise provided
                           ----------------------
herein, no modification, amendment or waiver of any provision hereof shall be effective against LLC or either Purchaser unless such modification, amendment or waiver is approved in writing by LLC and any such affected Purchaser. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the LLC Agreement or the bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the certificate of formation, or the bylaws in accordance with their terms.

                  7E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by LLC or either Purchaser or on its behalf.

                  7F.      Successors and Assigns.
                           ----------------------

                  (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as the purchaser or holder of Securities, as the case may be, are also for the benefit of and enforceable by any subsequent holder of such Purchaser's Securities.

                  (ii) If a sale, transfer, assignment or other disposition of any Securities is made in accordance with the provisions of this Agreement to any Person and such securities remain subject to the transfer restrictions described herein, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

                  7G. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

                  7H.      Counterparts.  This Agreement may be executed
                           ------------
simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement (any one of which may be delivered by facsimile).

                  7I.      Descriptive Heading.  The descriptive headings of
                           -------------------
this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  7J.      Governing Law.  All issues concerning the
                           -------------
enforceability, validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule(whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

                  7K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to any Purchaser at such Purchaser's address indicated in LLC's books and records and to LLC at the addresses indicated below:

                  Notices to LLC:
                  --------------

                  Zecal Technology, LLC
                  c/o Lamb Partners
                  900 N. Michigan Avenue
                  Chicago, IL 60611
                  Telecopy No.: (312) 915-1037
                  Attn: Neil G. Bluhm

                  With a copy to:
                  --------------

                  Kirkland & Ellis
                  200 E. Randolph Drive
                  Chicago, Illinois 60601
                  Telecopy No.: (312) 861-2200
                  Attention: Gary M. Holihan, Esq.

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                   *     *     *     *     *

                  IN WITNESS WHEREOF, the parties hereto have executed this LLC Interest and Warrant Purchase Agreement on the day and year first above written.


                                            ZECAL TECHNOLOGY, LLC


                                            By:      ___________________________

                                            Its:     ___________________________


                                            LZ PARTNERS, LLC


                                            By:      ___________________________

                                            Its:     ___________________________


                                            HTI Z CORP.


                                            By:      ___________________________

                                            Its:     ___________________________



                                           SCHEDULE 4D - CAPITALIZATION1
                                           ----------------------------



                                              Percent of Total
      Holder    Total Capital Contributions   Company Interest        Type of Company Interest
      ------    ---------------------------   ----------------        ------------------------
        LZ              $ 7,000,000                57.7%                      Preferred
       HTI              $ 5,125,000                42.3%           Common (33%), Preferred (9.3%)
                ---------------------------   ----------------
      TOTAL             $12,125,000                 100%





--------
  1 This Schedule 4D does not reflect the potential dilutive effect of the exercise of the LZ Investment Option, the First Warrant or the Second Warrant pursuant to the terms of this Agreement.



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